Exhibit 99.1

Navitas Semiconductor Announces Fourth Quarter and Full Year 2022 Financial Results

•60% Revenue Growth in 2022
•Diversification of Technology, End Markets and Geography Positions Navitas for Scale
•Displacing Legacy Silicon in Power Electronics; Enabling Electrification of New Growth Markets

TORRANCE, Calif., Feb. 23, 2023 -- Navitas Semiconductor Corporation (Nasdaq: NVTS), the industry leader in next-generation power semiconductors, today announced unaudited financial results for the fourth quarter and year ended December 31, 2022.

Net revenues for the fourth quarter of 2022 were $12.3 million, up 68% from the fourth quarter of 2021 and up 21% from the third quarter of 2022. Net revenues for full-year 2022 increased 60% over 2021 to $37.9 million.

GAAP and non-GAAP gross margin for the fourth quarter of 2022 was 40.6%, compared to 44.3% in the fourth quarter of 2021. GAAP gross margin for 2022 was 31.5%, down from 45% in the prior year. Non-GAAP gross margin for 2022 was 40.8%, down from 45.4% in the prior year.

GAAP loss from operations for the fourth quarter was $28.6 million, compared to a loss of $35.9 million in the fourth quarter of 2021. On a non-GAAP basis the loss from operations for the quarter was $11.9 million, compared to $6.9 million in the fourth quarter of 2021. GAAP loss from operations for 2022 was $121.0 million, compared to $68.5 million in the prior year. Non-GAAP loss from operations for 2022 was $40.7million compared to $24.4 million in the prior year.

GAAP loss per diluted share was $0.04 for the fourth quarter of 2022, compared to a GAAP loss of $1.23 per share in the fourth quarter of 2021. Non-GAAP loss per diluted share was $0.06 for the fourth quarter of 2022, compared to a non-GAAP loss of $0.07 per share in the fourth quarter of 2021. GAAP net income per diluted share for 2022 was $0.51, compared to a net loss of $3.90 in the prior year. Non-GAAP loss per diluted share for 2022 was $0.28, compared to a loss of $0.63 in the prior year.

“2022 was a pivotal year for Navitas as we expanded beyond the mobile market into additional high-growth markets on a global scale,” said Gene Sheridan, CEO and co-founder. “We completed three strategic transactions adding SiC, digital isolators and Si analog controllers to enable power management solutions across a broad range of next-generation, electrified applications. In 2023, we are well positioned for strong growth in all of our target markets including EV, solar/storage, appliance/industrial and mobile/consumer.”

2022 Customer/Product Highlights:

•Electric Vehicle:
◦Our SiC technology has been adopted by over a dozen road-side charger customers and is being integrated in over 50% of the US roadside chargers, including Electrify America and EVgo
◦SiC is in development or production for on-board chargers with major customers that include: General Motors, BYD and Mercedes AMG
◦Opened a joint EV design center with Geely - a rising China-based EV player with almost 10% of worldwide EV sales in 2022
•Solar/Storage: SiC customers include AP Systems, Power Electronics, Chint, Growatt, Sungrow and BYD with a total of over 20 major customers in production or development
•Home Appliance / Industrial: Over 45 customer projects in production or development
•Data center: Now 10 customer projects with all projects targeting production later this year or early 2024
•Mobile: Nearly 100 new GaN fast and ultra-fast charger designs (Samsung,OPPO, Lenovo, Dell, Anker and more), including OnePlus 10T 160 W, the 210W GaNFast charger for Xiaomi’s Redmi Note 12 (100% charge in a lightning-fast 9 minute), and Realme GT3 with 240W ultra-fast GaNFast charger
•Major macro-economic growth drivers:
◦Inflation Reduction Act includes clean energy investments of over $60B in home appliance energy efficiency improvements, renewables and EV infrastructure to accelerate these Navitas target markets
◦European Union’s ‘Titanium Plus’ standard took effect January 1st 2023, to drive data centers to higher efficiencies, increasing demand for GaN power ICs
◦Secular global trends driving the transition of the silicon power semiconductor industry to GaN and SiC for sustainability, energy savings and electrification

Business Outlook

First quarter 2023 net revenues are expected to be approximately flat on a sequential basis representing growth of approximately 85% over the first quarter of 2022. Gross margin for the first quarter is also expected to be relatively flat on a sequential basis and is expected to expand incrementally throughout the year. Operating expenses, excluding stock-based compensation and amortization of intangible assets, are expected to be approximately $18 million in the first quarter of 2023. Expenses are projected to grow throughout the year but decline on a percentage of revenue basis as the business scales. Weighted-average basic share count is expected to be approximately 156 million shares at the end of the first quarter of 2023.

Earnings Webcast
Navitas will hold a public webcast today at 2:00 p.m. Pacific / 5:00 p.m. Eastern to discuss fourth quarter and full year results.
Toll Free Dial-in: (800) 715-9871 or (646) 307-1963, Conference ID: 1896349
Live Webcast: https://edge.media-server.com/mmc/p/czs3t6kd
Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com/
Non-GAAP Financial Measures
This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP gross margin, (ii) non-GAAP operating expenses, (iii) non-GAAP loss from operations, and (iv) non-GAAP loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses, which are outlined in the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations.However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements
This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.
Forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,”“project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share.These statements are based on various assumptions, whether or not identified in this press release. These statements are also based on current expectations of the management of Navitas and are not predictions of actual performance. Such forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas. Forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of Navitas’ and GeneSiC’s businesses will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate GeneSiC into Navitas’ business and operational systems; the effect of the acquisition on customer and supplier relationships or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets;the level of demand in Navitas’ and GeneSiC’s customers’ end markets, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs; the impact of theCOVID-19 pandemic on Navitas’ business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; regulatory developments in the United States and foreign countries; and Navitas’ ability to protect its intellectual property rights. These and other risk factors are discussed in the Risk Factors section beginning on p. 11 of our annual report on Form 10-K for the year ended December 31, 2021, which we filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and as thereafter amended, and in other documents we file with the SEC, including our quarterly reports on Form 10-Q. If any of these risks materialize ocr our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements.In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.

About Navitas
Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar / energy storage, home appliance / industrial, data center, mobile and consumer. Over 185Navitas patents are issued or pending. Over 70 million GaN units have been shipped,now with the industry’s first and only 20-year warranty. Navitas was the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas, GaNFast, GaNSense, GeneSiC, and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names, and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

Contact Information

Stephen Oliver, VP Corporate Marketing & Investor Relations
ir@navitassemi.com

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
NET REVENUES	$12,349	$7,338	$37,943	$23,736
COST OF REVENUES	7,341	4,088	25,996	13,050
GROSS PROFIT	5,008	3,250	11,947	10,686
OPERATING EXPENSES:
Research and development	17,164	11,495	53,526	27,820
Selling, general and administrative	16,400	27,661	79,414	51,374
Total operating expenses	33,564	39,156	132,940	79,194
LOSS FROM OPERATIONS	(28,556)	(35,906)	(120,993)	(68,508)
OTHER INCOME (EXPENSE), net:
Interest income (expense), net	721	(58)	1,387	(257)
Gain from change in fair value of warrants	—	(45,625)	51,763	(45,625)
Gain (loss) from change in fair value of earnout liabilities	9,547	(38,105)	121,709	(38,105)
Other income (expense)	69	(143)	(1,146)	(143)
Total other income (expense), net	10,337	(83,931)	173,713	(84,130)
INCOME (LOSS) BEFORE INCOME TAXES	(18,219)	(119,837)	52,720	(152,638)
INCOME TAX (BENEFIT) PROVISION	(11,376)	10	(21,238)	47
NET INCOME (LOSS)	(6,843)	(119,847)	73,958	(152,685)
LESS: Net income (loss) attributable to noncontrolling interest	(788)	—	(1,026)	—
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$(6,055)	$(119,847)	$74,984	$(152,685)
NET INCOME (LOSS) PER SHARE:
Basic	$(0.04)	$(1.23)	$0.56	$(3.90)
Diluted	$(0.04)	$(1.23)	$0.51	$(3.90)
SHARES USED IN PER-SHARE CALCULATION:
Basic	152,416	97,400	133,668	39,167
Diluted	152,416	97,400	145,743	39,167

SUPPLEMENTAL INFORMATION:
	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Stock-based compensation expenses included in:
Net revenues	$—	$—	$—	$163
Research and development	3,729	4,926	19,487	6,624
Selling, general and administrative	7,465	21,713	43,843	34,617
Total stock-based compensation expense	$11,194	$26,639	$63,330	$41,404
Amortization of acquisition-related intangible assets included in:
Research and development	$3,634	$87	$5,623	$361
Selling, general and administrative	887	—	1,311	—
Total Amortization of acquisition-related intangible assets	$4,521	$87	$6,934	$361
Acquisition-related expenses included in:
Research and development	$—	$500	$—	$500
Selling, general and administrative	$465	$1,795	$5,907	$1,795
Total other acquisition-related expenses	$465	$2,295	$5,907	$2,295
Payroll taxes on vesting of employee stock-based compensation included in:
Selling, general and administrative	$438	$—	$592	$—

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(dollars in thousands, except per-share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$5,008	$3,250	$11,947	$10,686
GAAP gross profit margin	40.6%	44.3%	31.5%	45.0%
Stock-based compensation expense included in net revenues	$—	$—	$—	$163
Reserves for write-down of inventory	—	—	2,833	—
Inventory write-off related to purchase accounting step-up	—	—	539	—
Other operational charges	—	—	172	—
Non-GAAP gross profit	$5,008	$3,250	$15,491	$10,849
Non-GAAP gross profit margin	40.6%	44.3%	40.8%	45.4%
RECONCILIATION OF OPERATING EXPENSES
GAAP Operating expenses	$33,564	$39,156	$132,940	$79,194
Less: Stock-based compensation expenses included in:
Research and development	3,729	4,926	19,487	6,624
Selling, general and administrative	7,465	21,713	43,843	34,617
Total	11,194	26,639	63,330	41,241
Acquisition-related expenses	465	2,295	5,907	2,295
Amortization of acquisition-related intangible assets	4,521	87	6,934	361
Payroll taxes on vesting of employee stock-based compensation	438	—	592	—
Non-GAAP operating expenses	$16,946	$10,135	$56,177	$35,297
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(28,556)	$(35,906)	$(120,993)	$(68,508)
GAAP operating margin	-231.2%	-489.3%	-318.9%	-288.6%
Add: Stock-based compensation expenses included in:
Net revenues	—	—	—	163
Research and development	3,729	4,926	19,487	6,624
Selling, general and administrative	7,465	21,713	43,843	34,617
Total	11,194	26,639	63,330	41,404
Acquisition-related expenses	465	2,295	5,907	2,295
Reserves for write-down of inventory	—	—	2,833	—
Inventory write-off related to purchase accounting step-up	—	—	539	—
Other operational charges	—	—	172	—
Amortization of acquisition-related intangible assets	4,521	87	6,934	361
Payroll taxes on vesting of employee stock-based compensation	438	—	592	—
Non-GAAP loss from operations	$(11,938)	$(6,885)	$(40,686)	$(24,448)
Non-GAAP operating margin	-96.7%	-93.8%	-107.2%	-103.0%
RECONCILIATION OF NET LOSS PER SHARE
GAAP net income (loss) attributable to controlling interest	$(6,055)	$(119,847)	$74,984	$(152,685)
Adjustments to GAAP net loss
Total stock-based compensation	11,194	26,639	63,330	41,404
Acquisition-related expenses	465	2,295	5,907	2,295
Reserves for write-down of inventory	—	—	2,833	—
Inventory write-off related to purchase accounting step-up	—	—	539	—
Other operational charges	—	—	172	—
Amortization of acquisition-related intangible assets	4,521	87	6,934	361
Payroll taxes on vesting of employee stock-based compensation	438	—	592	—
Gain from change in fair value of warrants	—	45,625	(51,763)	45,625
Loss (Gain) from change in fair value of earnout liabilities	(9,547)	38,105	(121,709)	38,105
Release of valuation allowance in connection with acquisition	(10,599)	—	(20,514)	—
Other expense	(69)	143	1,146	143
Non-GAAP net loss	$(9,652)	$(6,953)	$(37,549)	$(24,752)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted)	152,416	97,400	133,668	39,167
Non-GAAP net loss per share (basic and diluted)	$(0.06)	$(0.07)	$(0.28)	$(0.63)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
	December 31, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$110,337	$268,252
Accounts receivable, net	9,262	8,263
Inventories	19,061	11,978
Prepaid expenses and other current assets	3,623	2,877
Total current assets	142,283	291,370
PROPERTY AND EQUIPMENT, net	6,532	2,302
OPERATING LEASE RIGHT OF USE ASSETS	6,381	—
INTANGIBLE ASSETS, net	105,620	170
GOODWILL	163,025	—
NOTES RECEIVABLE	—	206
OTHER ASSETS	3,055	1,553
Total assets	$426,896	$295,601
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$14,087	$4,860
Accrued compensation expenses	3,302	2,639
Current portion of operating lease liabilities	1,305	—
Current portion of long-term debt	—	3,200
Other liabilities	—	29
Total current liabilities	18,694	10,728
LONG-TERM LIABILITIES:
LONG-TERM DEBT	—	3,716
OPERATING LEASE LIABILITIES NONCURRENT	5,263	—
WARRANT LIABILITY	—	81,388
EARNOUT LIABILITY	13,064	134,173
DEFERRED TAX LIABILITIES	3,397	—
OTHER LIABILITIES	—	60
Total liabilities	40,418	230,065
STOCKHOLDERS’ EQUITY:
Total stockholders’ equity of Navitas Semiconductor Corporation	382,850	65,536
Noncontrolling interest	3,628	—
Total equity	386,478	65,536
Total liabilities stockholders’ equity	$426,896	$295,601